UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13561 (Commission File Number)	43-1790877 (I.R.S. Employer Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Amendment to Amended and Restated Declaration of Trust
Articles Supplementary
Form of 7.375% Series D Cumulative Redeemable Preferred Shares Certificate
Opinion of Stinson Morrison Hecker LLP
Opinion of Stinson Morrison Hecker LLP
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On May 3, 2007, Entertainment Properties Trust (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”), in connection with a public offering of 4,000,000 of the Company’s 7.375% Series D Cumulative Redeemable Preferred Shares (the “Series D Preferred Shares”), par value $0.01 per share, and the granting of an over-allotment option for an additional 600,000 Series D Preferred Shares to the Underwriters. The offering was made pursuant to the Company’s Prospectus Supplement dated May 3, 2007, as filed with the Securities and Exchange Commission on May 4, 2007.
     From time to time, certain of the Underwriters and/or their affiliates have engaged in investment banking and other commercial dealings with the Company. Bear Stearns Corporate Lending Inc., an affiliate of one of the underwriters, Bear, Stearns & Co. Inc., Royal Bank of Canada, an affiliate of one of the underwriters, RBC Dain Rauscher Inc., and KeyBank National Association, an affiliate of one of the underwriters, KeyBanc Capital Markets Inc., are lenders under the Company’s unsecured revolving credit facility.
     The net proceeds from the offering are expected to be used to redeem all of the Company’s 9.50% Series A Cumulative Redeemable Preferred Shares and for general business purposes, which may include funding the acquisition, development or financing of properties or repayment of debt. Pending application of net proceeds to these uses, the Company intends to use the net proceeds to reduce indebtedness under its unsecured revolving credit facility and to invest any remaining net proceeds in interest-bearing securities which are consistent with the Company’s qualifications as a real estate investment trust.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Underwriting Agreement, which is attached as Exhibit 1.1 hereto, and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     The Company intends to issue 4,000,000 Series D Preferred Shares pursuant to the Underwriting Agreement referenced in Item 1.01 of this Current Report. The Company also granted the Underwriters an over-allotment option to purchase an additional 600,000 shares. The following is a summary description of the powers, preferences and rights of the Series D Preferred Shares and the general effect of the issuance of such shares on the Company’s other classes of securities holders. The description is a summary and, as such, does not purport to be complete and is subject to, and is qualified in its entirety by reference to all of the terms and conditions of the Series D Preferred Shares in the related Articles Supplementary and in the Company’s Amended and Restated Declaration of Trust, as amended (the “Declaration of Trust”).
     Holders of Series D Preferred Shares will be entitled to receive cumulative cash distributions at a rate of 7.375% per year of the $25.00 per share liquidation preference (equivalent to $1.84375 per year per share). Distributions on the Series D Preferred Shares will be payable quarterly in arrears on the 15th day of each January, April, July, and October or, if not a business day, the next business day. The Company will pay the first distribution on July 16, 2007. However, during any period of time that both (i) the Series D Preferred Shares are not listed on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) or the NASDAQ Stock Market (“NASDAQ”), and (ii) the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but Series D Preferred Shares are outstanding, the Company will increase the cumulative cash distributions payable on the Series D Preferred Shares to a rate of 8.375% per year of the $25.00 liquidation preference (equivalent to $2.09375 per year per share). Distributions on the Series D Preferred Shares issued in the offering will be cumulative from the date of original issuance, which is expected to be May 25, 2007. The Series D Preferred Shares rank senior to the Company’s common shares of beneficial interest with respect to the payment of distributions and on a parity with the Company’s Series A cumulative redeemable preferred shares (“Series A Preferred Shares”), Series B cumulative redeemable preferred shares (“Series B Preferred Shares”) and Series C cumulative convertible preferred shares (“Series C Preferred Shares”).
     If the Company is liquidated, dissolved or wound up, holders of the Series D Preferred Shares will have the right to receive $25.00 per share, plus accrued and unpaid distributions through the date of payment, before any payments are made to the holders of the Company’s common shares and any other shares of beneficial interest ranking junior to the Series D Preferred Shares as to liquidation rights. The rights of the holders of the Series D Preferred Shares to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company’s shares ranked on parity with the Series D Preferred Shares, including the Company’s Series A, Series B and Series C Preferred Shares.
     Holders of Series D Preferred Shares generally have no voting rights. However, if the Company does not pay distributions on the Series D Preferred Shares for six or more quarterly periods (whether or not consecutive), the holders of the Series D Preferred Shares, voting together with the holders of all other shares of beneficial interest of any class or series ranking on parity with the Series D Preferred Shares which are entitled to similar voting rights, will be entitled to vote for the election of two additional trustees to serve on the Company’s board of trustees until all unpaid distributions have been paid or declared and set apart for payment. In addition, the affirmative vote of the holders of at least two-thirds of the Series D Preferred Shares is required for the Company to authorize, create or increase capital shares ranking senior to the Series D Preferred Shares or to amend its Declaration of Trust in a manner that materially and adversely affects the rights, preferences, privileges or voting powers of the Series D Preferred Shares.
     The Series D Preferred Shares will not have any maturity date, and the Company is not required to redeem the Series D Preferred Shares. If at any time both (i) the Series D Preferred Shares cease to be listed on the NYSE, the AMEX or the NASDAQ, and (ii) the Company ceases to be subject to the reporting requirements of the Exchange Act, but Series D Preferred Shares are outstanding, the Company may redeem the Series D Preferred Shares, in whole but not in part, within 90 days of the date upon which the Series D Preferred Shares cease to be listed and the Company ceases to be subject to such reporting requirements, for cash at $25.00 per share, plus any accumulated and unpaid distributions up to and including the date of redemption. The Company may not redeem the Series D Preferred Shares before May 25, 2012, except as described above or in limited circumstances to preserve the Company’s status as a real estate investment trust. On or after May 25, 2012, the Company may, at its option, redeem the Series D Preferred Shares, in whole or from time to time in part, by paying $25.00 per share, plus any accumulated and unpaid distributions up to and including the date of redemption.
     The foregoing is a summary of material terms of the Series D Preferred Shares and does not purport to be complete. This summary is subject to, and is qualified in its entirety by reference to all of the terms and conditions of the Series D Preferred Shares in the related Articles Supplementary and in the Declaration of Trust. A form of the Articles Supplementary are attached as Exhibit 3.2 hereto and are incorporated herein by reference. A form of the Series D Preferred Shares Certificate is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 1, 2007, the Company filed an amendment to Article EIGHTH, Section 1 of its Declaration of Trust to increase the number of authorized preferred shares of beneficial interest, par value $0.01 per share, which the Company has the authority to issue from 15,000,000 shares to 25,000,000 shares. The amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.
     On May 4, 2007, the Company filed Articles Supplementary designating the powers, preferences and rights of the Series D Preferred Shares with the Maryland Department of Assessments and Taxation. The filing was in connection with the Underwriting Agreement disclosed in Item 1.01 of this Current Report. A summary description of the powers, preferences and rights of the Series D Preferred Shares is disclosed in Item 3.03 of this Current Report. The Articles Supplementary are attached as Exhibit 3.2 hereto and incorporated herein by reference. A form of the Series D Preferred Shares Certificate is attached as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 8.01. Other Events.
     On May 4, 2007, the Company issued a press release announcing that it priced the public offering of 4,000,000 Series D Preferred Shares described in the Items above. The Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference.
WARNING CONCERNING FORWARD LOOKING STATEMENTS
THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S PLANNED ISSUANCE OF THE PREFERRED SHARES (INCLUDING THE OVER-ALLOTMENT OPTION) AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 3, 2007, by and among Entertainment Properties Trust, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

Exhibit 3.1	Amendment to Amended and Restated Declaration of Trust of Entertainment Properties Trust filed May 1, 2007

Exhibit 3.2	Articles Supplementary designating the powers, preferences and rights of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit No.	Description

Exhibit 4.1	Form of 7.375% Series D Cumulative Redeemable Preferred Shares Certificate

Exhibit 5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit 8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit 23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

Exhibit 23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

Exhibit 99.1	Press Release dated May 4, 2007 issued by Entertainment Properties Trust

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Chief Financial Officer and Treasurer

Date: May 4, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 3, 2007, by and among Entertainment Properties Trust, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

Exhibit 3.1	Amendment to Amended and Restated Declaration of Trust of Entertainment Properties Trust filed May 1, 2007

Exhibit 3.2	Articles Supplementary designating the powers, preferences and rights of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit 4.1	Form of 7.375% Series D Cumulative Redeemable Preferred Shares Certificate

Exhibit 5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit 8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the 7.375% Series D Cumulative Redeemable Preferred Shares

Exhibit 23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

Exhibit 23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

Exhibit 99.1	Press Release dated May 4, 2007 issued by Entertainment Properties Trust